UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004 (October 31, 2004)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

000-29815

(Commission File Number)

Delaware	54-1655029
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado 80020

(Address of principal executive offices and Zip Code)

(303) 426-6262

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On October 31, 2004, Allos Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing the presentation of updated results from its Phase 3 clinical trial of the investigational radiation sensitizer EFAPROXYN™ (efaproxiral) in patients with brain metastases. The press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, has been corrected by revising the second sentence of the first paragraph under the “Study Design” subheading, which previously read  “Patients with non-small cell lung cancer, germ cell tumors or lymphoma were excluded,” to read “Patients with small-cell lung cancer, germ cell tumors or lymphoma were excluded.”

Item 9.01                                             Financial Statements and Exhibits

(c)                                   Exhibits.

99.1  Press Release, dated October 31, 2004, entitled “Updated Results of Allos’ Phase 3 REACH Study Confirm Survival Benefit in Patients with Brain Metastases from Breast Cancer”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 3, 2004

ALLOS THERAPEUTICS, INC.

By:	/s/ Michael E. Hart
Michael E. Hart
Its:	President and Chief Executive Officer